DEAR SHAREHOLDER:

We are pleased to enclose the annual report of the operations of the MT Tax-Free Fund, Inc., the "Fund", for the year ended 2000. The Fund's portfolio and related financial statements are presented within for your review.

Following a dismal 1999, the bond market provided important clues to impending problems in both the stock market and the economy at the start of 2000.

At the beginning of the year, the Treasury yield curve inverted, meaning short-term interest rates exceeded long-term rates. This unusual occurrence typically forewarns of troubles ahead because it usually occurs when the Federal Reserve is raising interest rates. Indeed, the Federal Reserve raised rates six times beginning in mid-1999, with three rate hikes totaling a full percentage point in 2000.

Leading to these hikes was a soaring stock market that saw the Nasdaq Index push through the 5000 level in March. As this was happening, stocks that were the stalwarts of the Old Economy saw their share prices drop sharply.

As fast as the New Economy stocks had soared, suddenly the effects of gravity began to come into play. Dot-coms with no more than a business plan were the first to disappear. Next went companies with shares trading in the triple digits. As the year wore on, other issues affected the markets. Rising oil and natural gas prices took a toll on the economy, and a prolonged Presidential election turned investor psychology negative.

The Federal Reserve's rate hikes, as well as several trillion dollars of losses in the equity markets, has slowed the economy. To intensify this matter, retail sales, which makes up one-third of the economy, and consumer spending have both seen declines in October, November and December. With consumer spending declining, there is the distinct risk that the economy could possibly post negative growth in the first part of 2001.

As for the bond market, the outlook on the economy has turned the Federal Reserve to a neutral or easing bias. Indeed, the bond market is already pricing in the likelihood of significant rate cuts in 2001.

The MT Tax-Free Fund, Inc. Class B shares began the year at $9.36 and ended the year at $9.75, for a total return of 8.97% The MT Tax-Free Fund, Inc. Class A shares started the period on January 7th, 2000 at $9.33 and ended December 29, 2000 at $9.75 for a total return of 9.75%. In comparison, the Dow Jones Industrial Average was down (6.18%), the Standard and Poor's 500 Index was down (10.14%) and the Nasdaq Composite was down (39.29%). In anticipation of Federal Reserve actions, the Fund utilized defensive positions in U.S. Treasury futures. Share price was stabilized as U.S. Treasury yields rose on Federal Reserve rate hikes at the beginning of the year, and tempered as signs of a slowing economy rallied the treasury market. Stability of share price is the primary objective of a defensive position.

An important part of the Fund's success in 2000 included searching the primary and secondary markets for high quality Montana issues. High quality current income exempt from Federal and Montana income tax with preservation of capital remain the primary objectives of the Fund.


Sincerely,




Monte L. Avery                                    Robert E.Walstad
Chief Portfolio Strategist                        President


                   INDEPENDENT AUDITOR'S REPORT
                   ----------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MONTANA TAX-FREE FUND, INC.


We have audited the accompanying statement of assets and liabilities of Montana Tax-Free Fund, Inc. (the Fund), including the schedule of investments, as of December 29, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 29, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Montana Tax-Free Fund, Inc. as of December 29, 2000, the results of its operations for the year then ended, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota   USA
February 05, 2001


PORTFOLIO QUALITY RATINGS
-------------------------
[pie chart]
(Based on Total Long-Term Investments)

AAA                           42.6%
AA                            16.2%
A                             18.7%
BBB                           11.4%
NR                            11.1%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by ND Money Management, Inc., the investment adviser.
These percentages are subject to change.

                                             AVERAGE ANNUAL TOTAL RETURNS
                                             ----------------------------
                                         For periods ending December 29, 2000
                                         ------------------------------------
                                                                                    Since Inception
Class B Shares            1 year           5 year              10 year              (August 12, 1993)
-----------------------------------------------------------------------------------------------------
Without CDSC               8.97%            4.29 %               N/A                      4.71%
With CDSC (4% max)         4.97%            N/A                  N/A                      N/A

                                         For periods ending December 29, 2000
                                         ------------------------------------
                                                                                    Since Inception
Class A Shares            1 year           5 year              10 year              (January 7, 2000)
Without Sales Charge        N/A             N/A                  N/A                      N/A
With Sales Charge (4.25%)   N/A             N/A                  N/A                      N/A


                             COMPARATIVE INDEX GRAPH
                             -----------------------
[line graph]
Comparison of change in value of a $10,000 investment in the Montana Tax-Free Fund and the Lehman Brothers Municipal Bond Index
-----------------------------------------------------------------------------

CLASS B SHARES
--------------
                       Montana Tax-                    Lehman Brothers
                        Free Fund                       Municipal Bond
                        w/o CDSC                            Index
08/12/1993               $10,000                           $10,000
1993                     $10,268                           $10,363
1994                     $10,093                           $ 9,827
1995                     $11,390                           $11,543
1996                     $12,019                           $12,055
1997                     $12,736                           $13,164
1998                     $13,201                           $14,018
1999                     $12,896                           $13,728
2000                     $14,052                           $15,333

CLASS A SHARES
--------------
                        Montana Tax                  Montana Tax                Lehman Brothers
                        Free Fund w/o              Free Fund w/max              Municipal Bond
                        Sales Charge                 Sales Charge                    Index
01/07/2000                $10,000                        $ 9,575                     $10,000
2000                      $10,975                        $10,509                     $11,169


PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Montana municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. The Fund's share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.


SCHEDULE OF INVESTMENTS December 29, 2000

NAME OF ISSUER                                         Rating
Percentages represent the market value of each       (Unaudited)    Coupon                          Principal        Market
investment category to total net assets              Moody's/S&P     Rate          Maturity          Amount          Value
------------------------------------------------------------------------------------------------------------------------------
MONTANA MUNICIPAL BONDS (95.5%)
Anaconda-Deer River Cty., MT (Arco) Solid Waste
Facs. Rev.........................................      A/AA+       6.375%         10/01/16     $   1,500,000   $   1,598,910
Billings, MT (West Park Village) Multifamily Hsg.
Devl. Ref. .......................................    Aaa/AAA       5.550          12/01/32         2,500,000       2,405,950
Billings, MT Tax Increment Urban Renewal Ref......  Baa-3/NR        7.100          03/01/08           650,000         686,991
Broadwater Cty., MT School Dist. #001 (Townsend)
G.O...............................................     NR/AAA       5.150          07/01/20           320,000         325,386
Broadwater Cty., MT School Dist. #001 (Townsend)
G.O. .............................................     NR/AAA       5.200          07/01/21           270,000         275,176
Columbia Falls, MT School Dist. #6 (Flathead Cty.)
G.O. FSA..........................................    Aaa/AAA       5.700          07/01/20           815,000         874,405
Forsyth, MT (Montana Power) Pollution Control
Rev. MBIA.........................................    Aaa/AAA       5.900          12/01/23           600,000         632,202
*Forsyth, MT (Montana Power) Pollution Control
Rev. MBIA.........................................    Aaa/AAA       6.125          05/01/23         1,410,000       1,516,652
Forsyth, MT (Montana Power) Pollution Control
Rev. Ref..........................................  Baa-1/A-        6.125          05/01/23         1,220,000       1,274,327
Forsyth, MT (Montana Power) Pollution Control
Rev. Ref. ........................................  Baa-1/A-        5.900          12/01/23           300,000         304,380
#Forsyth, MT (Montana Power) Pollution Control
Rev. Ref. ........................................    Aaa/AAA       6.125          05/01/23         4,250,000       4,554,428
Forsyth, MT (Montana Power) Pollution Control
Rev. Ref. ........................................    Aaa/AAA       5.900          12/01/23           225,000         237,076
*Forsyth, MT (Puget Sound) Pollution Control
Rev. AMBAC........................................    Aaa/AAA       7.050          08/01/21           750,000         837,060
*Forsyth, MT (Puget Sound) Pollution Control
Rev. AMBAC........................................    Aaa/AAA       6.800          03/01/22           565,000         631,071
Forsyth, MT (Puget Sound) Pollution Control
Rev. MBIA.........................................    Aaa/AAA       5.875          04/01/20           540,000         571,892
*Great Falls, MT Water & Sewerage Rev. FGIC.......    Aaa/AAA       6.400          08/01/12           300,000         325,446
Hamilton, MT (Valley View Estates) Nursing
Home Rev. ........................................     NR/NR        7.250          05/01/26           250,000         261,705
Kalispell, MT Flathead Municipal Airport Auth.
(Glacier Park) ...................................     NR/NR        6.300          06/01/17         2,190,000       2,242,472
Lewis & Clark Cty., MT (Asarco Project)
Environmental Rev. ...............................     NR/NR        5.600          01/01/27         2,300,000       1,867,761
Lewis & Clark Cty., MT (Asarco Project)
Environmental Rev. ...............................     NR/NR        5.850          10/01/33           500,000         410,100
Lewis & Clark Cty., MT Solid Waste Facs. Rev......    A-3/NR        6.100          10/01/14           250,000         270,470
Lewistown, MT Water Syst. Rev.....................     NR/NR        5.700          07/01/15           435,000         462,666
Lewistown, MT Water Syst. Rev. ...................     NR/NR        5.700          07/01/16           460,000         490,337
Montana ST (Long Range Bldg) G.O. ................   Aa-3/AA-       5.000          08/01/18           750,000         749,550
Montana ST (Water Pollution Control) Revolving
Fund Program .....................................   Aa-3/AA-       5.600          07/15/20           170,000         181,128
Montana ST (Water Pollution Control) Revolving
Fund Program......................................   Aa-3/AA-       5.600          07/15/20           240,000         255,710
MT (Broadwater Power) Coal Severance Tax Ref. ....    A-1/AA-       6.875          12/01/17           445,000         488,695
MT Board of Hsg., Multifamily Mrtge. FHA..........   Aa-1/NR        6.150          08/01/26           450,000         465,584
MT Board of Hsg., Single Family Mrtge.............     Aa/AA+       6.150          06/01/30           630,000         649,662
MT Board of Hsg., Single Family Program ..........   Aa-1/AA+       6.400          12/01/35           485,000         503,018
MT Board of Hsg., Single Family Program ..........   Aa-1/AA+       6.400          12/01/27           300,000         315,525
MT Board of Hsg., Single Family Program ..........     Aa/AA+       5.950          12/01/27           290,000         292,349
MT Board of Hsg., Single Family Program ..........     Aa/AA+       6.500          12/01/32           150,000         156,215
MT Board of Hsg., Single Family Program ..........     Aa/AA+       6.300          06/01/08           105,000         110,049
MT Board of Hsg., Single Family Program ..........     Aa/AA+       6.700          12/01/26           100,000         104,555
MT Board of Hsg., Single Family Program FHA.......   Aa-1/AA+       5.450          06/01/27           490,000         467,298
MT Board of Hsg., Single Family Program FHA/VA....     Aa/AA+       6.250          12/01/17         1,725,000       1,809,059
MT Board of Hsg., Single Family Program FHA/VA....     Aa/AA+       6.350          06/01/27           865,000         897,299
MT Hgr. Educ. Student Assistance Corp. Rev. ......      A/NR        5.500          12/01/31         1,435,000       1,393,428
MT Hgr. Educ. Student Assistance Corp. Rev. ......      A/NR        6.400          12/01/32         1,250,000       1,322,475
MT Hlth. Facs. Auth. (Alternatives Inc.)
Prerelease Ctr. Rev. .............................     NR/BBB+      5.600          10/01/17           750,000         760,515
MT Hlth. Facs. Auth. (Big Horn Hosp. - Hardin)
Rev. .............................................      A/NR        5.100          02/01/18           300,000         291,252
MT Hlth. Facs. Auth. (Billings Clinic Deaconess)
Rev. AMBAC........................................    Aaa/AAA       5.250          02/15/20         1,200,000       1,207,284
MT Hlth. Facs. Auth. (Boyd Andrew Prj.) Pre
Release Center ...................................     NR/BBB+      6.300          10/01/20           795,000         836,205
MT Hlth. Facs. Auth. (Bozeman Deaconess) Rev. Ref.     NR/A+        5.750          06/01/08           100,000         103,801
MT Hlth. Facs. Auth. (Bozeman Deaconess) Rev. Ref.     NR/A+        5.000          06/01/18         1,500,000       1,455,705
MT Hlth. Facs. Auth. (Kalispell Regl. Hosp.)
AMBAC.............................................    Aaa/AAA       5.000          07/01/18           250,000         245,560
MT Hlth. Facs. Auth. (Lewis & Clark Nursing
Home) Rev. .......................................      A/NR        5.100          02/01/18           350,000         339,035
MT Hlth. Facs. Auth. (Lewis & Clark Office
Proj.) Rev. ......................................      A/NR        5.100          02/01/18           150,000         145,301
MT Hlth. Facs. Auth. (Marcus Daly Memorial) Rev...      A/NR        6.000          08/01/20         1,400,000       1,494,486
MT Hlth. Facs. Auth. (Master Loan Program) Rev....      A/NR        6.400          10/01/14           450,000         486,171
MT Hlth. Facs. Auth. (Missoula Community Medl.
Ctr.) Rev. .......................................     NR/BBB-      6.375          06/01/18         2,830,000       2,991,763
MT Hlth. Facs. Auth. (Northern MT Care Ctr.-
Havre) Rev. ......................................  Baa-3/NR        6.350          09/01/15         1,000,000       1,058,800
MT Hlth. Facs. Auth. (Providence Services) MBIA...    Aaa/AAA       5.375          12/01/25         2,800,000       2,790,928
MT Hlth. Facs. Auth. (Providence Services) MBIA...    Aaa/AAA       5.450          12/01/26           100,000         100,016
MT Hlth. Facs. Auth. (Sisters of Charity)
Rev. MBIA.........................................    Aaa/AAA       5.000          12/01/24         1,870,000       1,761,652
MT Hlth. Facs. Auth. (State Hospital) Hlth.
Care Rev. AMBAC...................................    Aaa/NR        5.000          06/01/22         1,525,000       1,456,360
MT Hlth. Facs. Auth. (Toole Cty, Marias
Heritage Project) ................................     NR/NR        6.375          11/01/22           200,000         199,928
MT Hlth. Facs. Auth. (Toole Cty, Marias
Heritage Project) ................................     NR/NR        6.500          11/01/27           285,000         282,580
MT State Hlth. Facs. Auth. (MT Devl. Ctr.) Rev....      A/NR        6.300          06/01/14           500,000         540,290
MT State Hlth. Facs. Auth. (MT Devl. Ctr.) Rev....      A/NR        6.400          06/01/19           930,000         993,705
*MT State Univ. Rev. MBIA.........................    Aaa/AAA       5.625          11/15/25         1,000,000       1,040,660
MT State Univ. Rev. MBIA..........................    Aaa/AAA       5.375          11/15/21           500,000         512,145
Phillips Cty., MT Eastern School Dist. #14
School Bldg. G.O.................................     Aaa/AAA       5.600          07/01/15           145,000         154,203
Phillips Cty., MT Eastern School Dist. #14
School Bldg. G.O.................................     Aaa/AAA       5.600          07/01/16           155,000         163,999
Phillips Cty., MT Eastern School Dist. #14
School Bldg. G.O. ...............................     Aaa/AAA       5.600          07/01/17           165,000         173,841
Phillips Cty., MT H School Dist. #A School
Bldg. G.O. MBIA..................................     Aaa/AAA       5.600          07/01/15           290,000         305,338
*Richland Cty., MT (MDU) Pollution Control
Rev. FGIC........................................     Aaa/AAA       6.650          06/01/22           600,000         658,518
                                                                                                                --------------

TOTAL MONTANA MUNICIPAL BONDS (COST: $54,886,309................................................................$  55,768,503
                                                                                                                --------------
SHORT-TERM SECURITIES (3.9%)
Federated Tax-Free Trust 73 ....................................................................................$     739,364
Federated Intermediate Municipal Trust 78.......................................................................    1,532,433
                                                                                                                -------------
TOTAL SHORT-TERM SECURITES (COST: $2,247,108) ..................................................................$   2,271,797
                                                                                                                -------------
TOTAL INVESTMENTS IN SECURITIES (COST: $57,133,417) ............................................................$  58,040,300
OTHER ASSETS LESS LIABILITIES...................................................................................      357,791
                                                                                                                -------------
NET ASSETS......................................................................................................$  58,398,091
                                                                                                                =============

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

#Indicates bonds are segregated by the custodian to cover initial margin requirements.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.


FINANCIAL STATEMENTS December 29, 2000
--------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 29, 2000
-------------------------------------
ASSETS
     Investments in securities, at value (cost: $57,133,417) ...................  $   58,040,300
     Cash.......................................................................           1,911
     Accrued dividends receivable...............................................           9,277
     Accrued interest receivable................................................         630,507
     Receivable for fund shares sold............................................          10,025
     Prepaid expenses...........................................................           2,642
                                                                                ----------------
        Total Assets............................................................  $   58,694,662
                                                                                ----------------

LIABILITIES
     Payable for fund shares redeemed...........................................  $       30,249
     Dividends payable..........................................................         201,252
     Accrued expenses...........................................................          65,070
                                                                                ----------------
        Total Liabilities.......................................................  $      296,571
                                                                                ----------------

NET ASSETS......................................................................  $   58,398,091
                                                                                ================

NET ASSETS ARE REPRESENTED BY:
     Capital stock outstanding, at par..........................................  $        5,991
     Additional paid-in capital.................................................      59,415,365
     Accumulated undistributed net realized gain (loss) on investments..........      (1,930,147)
     Unrealized appreciation on investments ....................................         906,882
                                                                                ----------------
          Total amount representing net assets applicable to
          5,990,916 outstanding shares of $.001 par value
          common stock (200,000,000 shares authorized) .........................  $   58,398,091
                                                                                ================
Net asset value per share.......................................................  $         9.75
                                                                                ================


NET ASSETS CONSIST OF:
     Class A....................................................................  $      104,572
     Class B....................................................................  $   58,293,519
                                                                                ----------------
          Total Net Assets......................................................  $   58,398,091
------------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
     Class A....................................................................          10,725
     Class B....................................................................       5,980,191
------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
     Class A ...................................................................  $         9.75
     Class A - offering price (based on sales charge of 4.25%)..................  $        10.18
     Class B....................................................................  $         9.75
------------------------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
for the year ended December 29, 2000
------------------------------------
INVESTMENT INCOME
    Interest....................................................................  $    3,324,396
    Dividends...................................................................          38,025
                                                                                ----------------
         Total Investment Income................................................  $    3,362,421
                                                                                ----------------
EXPENSES
    Investment advisory fees....................................................  $      346,097
    Distribution (12b-1 fees) - Class A.........................................             119
    Distribution (12b-1 fees) - Class B.........................................         432,268
    Custodian fees..............................................................           8,616
    Transfer agent fees.........................................................          67,288
    Accounting service fees.....................................................          53,299
    Professional fees...........................................................          11,775
    Reports to shareholders.....................................................           4,017
    Directors fees..............................................................           4,588
    Transfer agent out of pockets...............................................           5,482
    License, fees, and registrations............................................           6,304
    Insurance expense...........................................................           4,996
                                                                                ----------------
        Total expenses..........................................................  $      944,849
    Less expenses waived or absorbed
    by the Fund's manager.......................................................        (195,139)
                                                                                ----------------
        Total Net Expenses......................................................  $      749,710
                                                                                ----------------
NET INVESTMENT INCOME...........................................................  $    2,612,711
                                                                                ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions....................................................  $     (501,642)
     Futures transactions.......................................................        (481,773)
     Net change in unrealized appreciation (depreciation) of:
     Investments ...............................................................       3,309,436
                                                                                ----------------
     Net Realized and Unrealized Gain (Loss) on Investments
        and Futures ............................................................  $    2,326,021
                                                                                ----------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.................................................................  $    4,938,732
                                                                                ================

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS December 29, 2000
--------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 29, 2000 and the year ended December 31, 1999
-------------------------------------------------------------------------
                                                                                     For the Year           For the Year
                                                                                        Ended                  Ended
                                                                                   December 29, 2000      December 31,1999
                                                                                   ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income..........................................................  $    2,612,711        $    2,641,868
    Net realized gain (loss) on investment and futures transactions................        (983,415)              879,633
    Net change in unrealized appreciation (depreciation) on investments
    and futures ...................................................................       3,309,436            (5,065,374)
                                                                                   ---------------------------------------
            Net Increase (Decrease) in Net Assets Resulting From Operations........  $    4,938,732        $   (1,543,873)
                                                                                   ---------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income:
        Class A ($.46 and $.00, respectively) .....................................  $       (2,254)       $            0
        Class B ($.42 and $.42, respectively) .....................................      (2,610,457)           (2,641,868)
    Return of capital distributions:
        Class A ($.00 and $.00, respectively) .....................................               0                     0
        Class B ($.00 and $.05, respectively) .....................................               0              (310,145)
    Distributions from net realized gain on investment
    and futures transactions:
        Class A....................................................................               0                     0
        Class B....................................................................               0                     0
                                                                                   --------------------------------------
            Total Dividends and Distributions......................................  $   (2,612,711)       $   (2,952,013)
                                                                                   --------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares:
        Class A....................................................................  $      162,404        $           0
        Class B....................................................................       3,350,956           11,085,486
    Proceeds from reinvested dividends:
        Class A....................................................................           1,602                    0
        Class B....................................................................       1,751,802            1,867,130
    Cost of shares redeemed:
        Class A....................................................................         (61,215)                   0
        Class B....................................................................      (9,625,509)          (6,843,552)
                                                                                   -------------------------------------
            Net Increase (Decrease) in Net Assets Resulting From Capital
            Share Transactions.....................................................  $   (4,419,960)       $   6,109,064
                                                                                   -------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................................  $   (2,093,939)       $   1,613,178

NET ASSETS, BEGINNING OF PERIOD....................................................      60,492,030           58,878,852
                                                                                   -------------------------------------
NET ASSETS, END OF PERIOD..........................................................  $   58,398,091        $  60,492,030
                                                                                   =====================================

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS  December 29, 2000
------------------------------------------------

Note 1.    ORGANIZATION
           Montana Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on April 15, 1993, and commenced operations on August 12, 1993. The Fund's objective is to provide as high a level of current income exempt from federal and Montana income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of Montana tax-exempt securities.

           All shares existing prior to January 7, 2000, the commencement date of Class A shares, were classified as Class B shares. Class B shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% on an annual basis, and a Contingent Deferred Sales Charge that decreases depending on how long the shares have been held. Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Note 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
           INVESTMENT SECURITY VALUATION - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by ND Money Management Inc. The matrix system has been developed based on procedures approved by the Board of Directors and includes consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

           The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

           FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at December 29, 2000, a net capital loss carryforward totaling $1,930,147, which may be used to offset capital gains realized during subsequent years through December
           31, 2008.

           MULTIPLE CLASS ALLOCATIONS - All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, distribution fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 29, 2000, distribution fees were the only class-specific expenses.

           DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. Net investment income, other than distribution fees, are allocated daily to each class of shares based upon the relative value of the shares of each class.

           INVESTMENT INCOME - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

           FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

           A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

           Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

           Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

           USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

           RECLASSIFICATIONS - Certain prior year amounts have been Reclassified to conform to the current year presentation.

Note 3.    CAPITAL SHARE TRANSACTIONS
           As of December 29, 2000, there were 200,000,000 shares of $.001 par authorized; 5,990,916 and 6,464,834 shares were outstanding at December 29, 2000 and December 31, 1999, respectively.

          Transactions in capital shares were as follows:

                                                 Class A Shares                            Class B Shares
                                                 --------------                            --------------
                                        For the Period Since Inception            For the                  For the
                                            (January 7, 2000) Thru              Year Ended               Year Ended
                                                December 29, 2000            December 29, 2000        December 31, 1999
                                        --------------------------------------------------------------------------------
Shares sold                                          17,209                       356,279                1,121,083
Shares issued on reinvestment of dividends              171                       187,152                  190,311
Shares redeemed                                      (6,655)                   (1,028,074)                (704,456)
                                                -------------------------------------------------------------------
Net increase (decrease)                              10,725                      (484,643)                 606,938
                                                ===================================================================


Note 4.    INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
           ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

           The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $345,135 of investment advisory fees after partial waiver for the year ended December 29, 2000. The Fund has a payable to ND Money Management, Inc. of $27,980 at December 29, 2000, for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

           ND Capital, Inc. ("Capital"), serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses." Class B presently pays an annual distribution fee of up to 0.75% of the average daily net assets of the class. Class A presently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

           During the year ended December 29, 2000, amounts paid or accrued to ND Capital and fees waived, if any, pursuant to Class A and Class B Distribution Plans were as follows:

                                       12b-1 Fees Charged               12b-1 Fees Waived
                                       ------------------               -----------------
Class A Shares                                  119                              (85)
Class B Shares                              432,268                         (194,092)

           The Fund has engaged ND Capital, Inc. as agent for the purchase of certain investment securities. For the year ended December 29, 2000, no commissions were earned by ND Capital, Inc.

           ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $67,288 of transfer agency fees for the year ended December 29, 2000. The Fund has a payable to ND Resources, Inc. of $5,536 at December 29, 2000, for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $53,299 of accounting service fees for the year ended December 29, 2000. The Fund has a payable to ND Resources, Inc. of $4,169 at December 29, 2000, for accounting service fees.

Note 5.    INVESTMENT SECURITY TRANSACTIONS
           The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $3,983,850, and $9,612,210, respectively, for the year ended December 29, 2000.

Note 6.    INVESTMENT IN SECURITIES
           At December 29, 2000, the aggregate cost of securities for federal income tax purposes was $57,133,417 and the net unrealized appreciation of investments based on the cost was $906,882, which is comprised of $1,884,756 aggregate gross unrealized appreciation and $977,874 aggregate gross unrealized depreciation.

FINANCIAL HIGHLIGHTS
--------------------
Selected per share data and ratios for the period indicated

CLASS A SHARES
---------------

                                                         For the Period
                                                         Since Inception
                                                        (January 7, 2000)
                                                        Thru December 29,
                                                               2000
                                                        ------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................     $    9.33
                                                        ------------------
Income from Investment Operations:
     Net investment income..............................     $     .46
     Net realized and unrealized gain (loss)
     on investment and futures transactions.............           .42
                                                        ------------------
         Total Income (Loss) From
          Investment Operations.........................     $     .88
                                                        ------------------
Less Distributions:
     Dividends from net investment
     Income.............................................     $    (.46)
     Return of capital distributions....................           .00
     Distributions from net realized gains..............           .00
                                                        ------------------
         Total Distributions............................     $    (.46)
                                                        ------------------
NET ASSET VALUE, END OF PERIOD..........................     $    9.75
                                                        ==================
Total Return............................................          9.75%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in
     thousands) ........................................     $    105
     Ratio of net expenses (after expense
     assumption) to average net assets..................          0.93%(B)
     Ratio of net investment income to
     average net assets.................................          4.69%
     Portfolio turnover rate............................          7.05%

(A)  Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $86. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.11%.


The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
--------------------
Selected per share data and ratios for the period indicated

CLASS B SHARES
-------------
                                                      For The       For The        For The        For The        For The
                                                    Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                   December 29,   December 31,   December 31,   December 31,   December 31,
                                                      2000           1999           1998           1997           1996
                                                   --------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............  $   9.36       $   10.05      $   10.16      $   10.07      $   10.04
                                                   --------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income.........................  $    .42       $     .42      $     .42      $     .46      $     .48
     Net realized and unrealized gain (loss)
     on investment and futures transactions........       .39            (.64)          (.06)           .13            .06
                                                   --------------------------------------------------------------------------
         Total Income (Loss) From
         Investment Operations.....................  $    .81       $    (.22)     $     .36      $     .59      $     .54
                                                   --------------------------------------------------------------------------
Less Distributions
     Dividends from net investment
     Income........................................  $   (.42)      $    (.42)     $    (.42)     $    (.46)     $    (.48)
     Return of capital distributions...............       .00            (.05)          (.05)          (.04)          (.03)
     Distributions from net realized gains.........       .00             .00            .00            .00            .00
                                                   --------------------------------------------------------------------------
         Total Distributions.......................  $   (.42)      $    (.47)     $    (.47)     $    (.50)     $    (.51)
                                                   --------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....................  $   9.75       $    9.36      $   10.05      $   10.16      $   10.07
                                                   ==========================================================================
Total Return.......................................      8.97%(A)       (2.32%)(A)      3.66%(A)       5.96%(A)       5.52%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)......  $    58,294    $    60,492    $    58,879    $    47,749    $    34,803
     Ratio of net expenses (after expense
     assumption) to average net assets.............      1.30%(B)        1.30%(B)       1.30%(B)       1.17%(B)       0.96%(B)
     Ratio of net investment income to
     average net assets............................      4.52%           4.26%          4.18%          4.51%          4.76%
     Portfolio turnover rate.......................      7.05%           8.94%          3.65%          7.91%          7.12%

(A)  Excludes contingent deferred sales charge of 4%.
(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of, $195,053, $204,163, $177,054, $60,969, and $98,321. If the
     expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been, 1.63%, 1.63%, 1.63%, 1.32%, and 1.29%, respectively.

The accompanying notes are an integral part of these financial statements.